Lincoln iShares® U.S. Moderate Allocation Fund
Schedule of Investments
March 31, 2019 (unaudited)
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.25%
Equity Funds–63.57%
iShares Core S&P 500 ETF	1,266	$ 360,253
iShares Core S&P Mid-Cap ETF	1,076	203,794
iShares Core S&P Small-Cap ETF	353	27,234
iShares Edge MSCI Min Vol USA ETF	1,477	86,847
iShares Edge MSCI USA Momentum Factor ETF	498	55,866
		733,994
Fixed Income Funds–36.67%
iShares 1-3 Year Treasury Bond ETF	516	43,406
iShares 20+ Year Treasury Bond ETF	105	13,276
iShares Broad USD Investment Grade Corporate Bond ETF	743	41,073
iShares Core U.S. Aggregate Bond ETF	2,090	227,957
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares Core U.S. Treasury Bond ETF	1,592	$ 40,182
iShares iBoxx $ Investment Grade Corporate Bond ETF	150	17,859
iShares MBS ETF	373	39,672
		423,425
Money Market Fund–0.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.39%)	156	156
		156
Total Investment Companies (Cost $1,066,343)		1,157,575

TOTAL INVESTMENTS–100.25% (Cost $1,066,343)	1,157,575
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(2,886)
NET ASSETS APPLICABLE TO 100,182 SHARES OUTSTANDING–100.00%	$1,154,689

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes.
Lincoln iShares® U.S. Moderate Allocation Fund–1

Lincoln iShares® U.S. Moderate Allocation Fund
Notes
March 31, 2019 (unaudited)
1. Significant Accounting Policies
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”)–Lincoln iShares® U.S. Moderate Allocation Fund (the “Fund”) is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies and Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs, which, in turn, invest in equity and fixed income securities and money market instruments (collectively, the “Underlying Funds”). ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Financial statements for the Underlying Funds can be found at www.sec.gov.
 Investments in government money market funds have a stable NAV.
2. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of March 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$1,157,575	$—	$—	$1,157,575
There were no Level 3 investments at the beginning or end of the period.
3. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of March 31, 2019, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
Lincoln iShares® U.S. Moderate Allocation Fund–2